UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

IXYS, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-26124	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1590 Buckeye Drive Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 457-9000

IXYS Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation of the transactions contemplated by that the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 25, 2017 and amended as of December 4, 2017, by and among IXYS Corporation (“IXYS”), Littelfuse, Inc. (“Littelfuse”), Iron Merger Co., Inc., a subsidiary of Littelfuse (“Merger Sub One”), and IXYS Merger Co., LLC, a subsidiary of Littelfuse (“Merger Sub Two”). Merger Sub One merged with and into IXYS (the “Initial Merger”), with IXYS surviving, and, immediately after the Initial Merger, IXYS merged with and into Merger Sub Two (the “Follow-On Merger,” and collectively with the Initial Merger, the “Mergers”), with Merger Sub Two surviving as a subsidiary of Littelfuse (as such, the “Surviving Company”). In connection with the Follow-On Merger, the Surviving Company was renamed IXYS, LLC. The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Mergers. The Mergers are more fully described in Item 2.01 below.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Mergers, IXYS repaid on December 29, 2017 all amounts outstanding under the Revolving Credit Agreement, dated as of November 20, 2015 (as amended from time to time, the “Credit Agreement”), among IXYS, the financial institutions party to the Credit Agreement from time to time as lenders and Bank of the West as administrative agent, and terminated all commitments under the Credit Agreement on January 16, 2018.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

On January 17, 2018, pursuant to the Merger Agreement, the Mergers were completed. At the effective time of the Initial Merger (the “Effective Time”), each outstanding share of IXYS common stock, par value $0.01 per share (each, an “IXYS Common Share”), other than IXYS Common Shares owned or held in treasury by IXYS or owned by Parent or Merger Sub One (which were cancelled) and any IXYS Common Shares held by stockholders who properly exercised and perfected appraisal rights under Delaware law, was converted into the right to receive, at the election of the stockholder, and subject to proration as described below, one of the following forms of consideration (the “Merger Consideration”):

•	$23.00 in cash (subject to applicable withholding tax), without interest (the “Cash Consideration”); or

•	0.1265 of a share of common stock, par value $0.01 per share, of Littelfuse (each, a “Littelfuse Common Share” and such consideration, the “Stock Consideration”).

The election deadline for the Merger Consideration was 5:00 pm Eastern Time, January 12, 2018. Based on the final results of the Merger Consideration elections and the terms of the Merger Agreement:

•	holders of approximately 94% of the outstanding IXYS Common Shares, or approximately 31,103,603 IXYS Common Shares, elected to receive the Stock Consideration, and each such holder is entitled to receive, in accordance with the proration procedures in the Merger Agreement, (i) 0.1265 of a Littelfuse Common Share per IXYS Common Share with respect to approximately 53% of its IXYS Common Shares and (ii) $23.00 in cash per IXYS Common Share with respect to the remaining number of its IXYS Common Shares;

•	holders of approximately 1% of the outstanding IXYS Common Shares, or approximately 273,510 IXYS Common Shares, elected to receive the Cash Consideration, and each such holder is entitled to receive $23.00 in cash per IXYS Common Share; and

•	holders of approximately 5% of the outstanding IXYS Common Shares, or approximately 1,708,897 IXYS Common Shares, did not make a valid election or did not deliver a valid election form prior to the election deadline, and each such holder is entitled to receive $23.00 in cash per IXYS Common Share.

The Merger Consideration was subject to proration such that 50% of IXYS Common Shares outstanding immediately prior to the Effective Time were converted into the right to receive the Cash Consideration and the remaining IXYS Common shares were converted into the right to receive the Stock Consideration. No fractional Littelfuse Common Shares were issued in the Initial Merger.

In addition, each outstanding and unexercised option to purchase IXYS Common Shares granted by IXYS under one of its equity plans (each, an “IXYS Stock Option”), other than certain IXYS Stock Options that were settled for cash in connection with the Initial Merger, was assumed by Littelfuse and converted at the Effective Time into an option (a “Littelfuse Stock Option”) to acquire (i) that number of whole Littelfuse Common Shares (rounded down to the nearest whole share) equal to the product of (x) the number of IXYS Common Shares subject to such IXYS Stock Option immediately prior to the Effective Time multiplied by (y) 0.1265, (ii) at an exercise price per Littelfuse Common Share (rounded up to the nearest whole cent) equal to the quotient of (x) the exercise price per IXYS Common Share of such IXYS Stock Option divided by (y) 0.1265. Each IXYS Stock Option assumed and converted into a Littelfuse Stock Option will continue to have, and will be subject to, the same vesting schedule (including any accelerated vesting terms) and all other terms and conditions as applied to such IXYS Stock Option immediately prior to the Effective Time.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Annex A to IXYS’ definitive proxy statement on Schedule 14A, filed with the SEC on December 13, 2017, and is incorporated into this Item 2.01 by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Mergers, IXYS requested that the Nasdaq Global Select Market (“Nasdaq”) suspend trading of IXYS Common Shares prior to market open on January 17, 2018, remove IXYS Common Shares from listing and file a Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of IXYS Common Shares from Nasdaq. Also on January 17, 2018, in accordance with IXYS’ request, Nasdaq filed a Form 25 to provide notification of such delisting and to effect the deregistration of IXYS Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). IXYS intends to file a Form 15 with the SEC to terminate the registration of IXYS Common Shares under the Exchange Act and to suspend IXYS’ reporting obligations under the Exchange Act. The information in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03 Material Modifications to the Rights of Security Holders.

The information in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01 Changes in Control of Registrant.

The information in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, as of the Effective Time on January 17, 2018, all of the directors and officers of IXYS ceased serving in such capacities. The information in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time on January 17, 2018, the certificate of incorporation and bylaws of IXYS were amended and restated to read in their entirety as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated August 25, 2017, as amended by Amendment No. 1, dated as of December 4, 2017, by and among IXYS Corporation, Littelfuse, Inc., Iron Merger Co., Inc., and IXYS Merger Co., LLC (incorporated by reference to Annex A to the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 13, 2017).

3.1	Amended and Restated Certificate of Incorporation of IXYS Corporation.

3.2	Amended and Restated Bylaws of IXYS Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXYS, LLC
Dated: January 17, 2018
/s/ Ryan K. Stafford
Name: Ryan K. Stafford
Title: Manager